CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is made effective this 1st day of February, 1999 by Allen Wolfson, an individual ("Consultant") and AmeriResource Technologies, Inc. ("Client") with principal offices located at 8815 E Long Street, Lenexa, Kansas 66215.

                                    PREMISES

         WHEREAS, Client wishes to obtain financial consulting services.

         WHEREAS, Consultant is experienced in providing consulting and other services to firms who desire to make complex financial and structural changes to their firms.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is expressly acknowledged, Client and Consultant agree as follows:

         Section 1 - Engagement of Consultant and Term of Agreement

         A. Client retains Consultant to assist Client in general business consulting, including introducing Client to potential business partners, introduce Client to potential acquisition or merger candidates in the form of business opportunities, assisting in a restructuring of Client's common stock, if necessary, the issuance of new shares and assisting Client in the preparation of agreements, documents, filings and other material necessary to effectuate the above services ("Consulting Services").

         B. The term of this Agreement ("Term") shall, subject to earlier termination as described herein, be one (1) year from the execution of this Agreement, unless a party to this Agreement, in writing, serves notice of its decision to terminate this Agreement no later than thirty (30) days before the expiration of the Term of this Agreement or expiration of any extension hereof.

         Section 2 - Compensation

         Client shall compensate Consultant in the following manner:

         A. Before each issuance of stock, or exchange of stock owed pursuant to this Agreement, Consultant shall provide Client with a list of services to be provided or services that have been provided under this Agreement.

         B. Consultant shall be issued, upon the execution of this Agreement, a non-refundable engagement fee and as payment for services provided prior to the execution hereof twenty million (20,000,000) shares of Client's capital stock ("Capital Stock"). For purposes of this Agreement Capital Stock shall be defined as any instrument which provides an interest in the equity of Client or other applicable corporation.

         C. Client and Consultant agree that any additional consulting fee shall be negotiated and agreed upon by the parties prior to any additional consulting services being performed. Once the fee has been determined, Consultant shall bill Client on a


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

                  monthly basis, and payment shall be due upon receipt of the bill, payable in either cash or in Client's Common Stock ("Common Stock").

         D. If Consultant assists Client in merging with or acquiring a Company, either by introducing the Company to Client or by providing any other services in connection with the merger and acquisition, Consultant shall be compensated, in addition to the rights and shares specified above, an amount of shares of Capital Stock sufficient so that upon such issuance, Consultant owns four and one-half percent (4.5%) of the total issued and outstanding shares of the corporate entity created from the merger with or acquisition of the Company by Client ("New Entity"). New Entity shares shall be issued within five
                  (5) days of Client's receipt of services. If New Entity is not a public company ("Public Company") (defined as a company registered under Section 12 of the Exchange Act or a reporting company subject to the reporting requirements of Section 15(d) of the Exchange Act) then, at Consultant's option, in lieu of receiving New Entity shares, an amount equal to four and one-half percent (4.5%) of the total issued and outstanding shares of Client's Capital Stock shall be issued to Consultant. Shares shall be issued within five (5) days of Client's receipt of services. Consultant may introduce a company to Client in writing, verbally, by facsimile or by telephone conversation or conference.

         E. Upon Client entering into a transaction involving a business opportunity which Consultant introduces to Client, including but not limited to a joint venture, licensing agreement, or other contract or asset, Consultant shall receive a finder's fee in the amount of nine and nine-tenth percent (9.9%) of the market value of the assets received by Client in connection with such transaction. Unless otherwise mutually agreed upon by Client and Consultant, compensation shall be payable in either cash, or in "like kind", but only "like kind" if Consultant determines that the "like kind" asset is easily divisible and liquidable. Consultant may introduce a business opportunity to Client in writing, verbally, by facsimile or by telephone conversation or conference.

         F. Client shall reimburse Consultant for expenses incurred during and in relation to Consultant's performance under this
                  Agreement. Such expenses include, but are not limited to, travel, lodging, filing fees, printing, postage, delivery, shipping, copying, telephone calls, overnight packages, facsimiles, and all other out-of-pocket expenses.

         G. All shares of stock that are issued to Consultant under this Agreement shall, when issued, be validly issued, fully paid and non assessable.

         Section 3 - Registration Rights

         Client agrees to register all shares issued, exchanged or otherwise transferred to Consultant pursuant to this Agreement ("Payment Shares") as follows:

         A. If, at any time commencing after the termination of this Agreement and for a period of three (3) years thereafter, Client, New Entity, or any of their successors, proposes to file a registration statement for the public sale of shares of its common stock, written notice of such proposal, will be given to Consultant at least 60 days prior to the filing of such registration statement. The term "Registration Statement" as used in this Section shall be deemed to include any form which may be used to register a distribution of securities to the public, a post-effective amendment to a registration


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

                  statement, or a Notification and Offering Circular pursuant to a Regulation A Offering when necessary to perfect an exemption thereunder. Client, New Entity, or any of their successors, agree that on written notice received from Consultant, within 20 days after Consultant's receipt of the notice to file a registration statement, Client shall afford the holders of Payment Shares the opportunity to have the Payment Shares included in such Registration Statement. Notwithstanding the provision of this section, Client shall have the right, at any time after it shall give written notice pursuant to this subsection to elect not to file any proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof. Notwithstanding any provision to the contrary contained herein, Client shall not be required to include any of the Payment Shares transferred hereunder in any Registration Statement with respect to shares offered in any underwriting:

                           (i) unless Consultant agrees to offer such shares, on the same terms and conditions as Client shares are being offered, and to sign an underwriting agreement in the form to be signed by the other offerors; or

                           (ii) if, in the good faith and reasonable opinion of the managing underwriter of the offering, the sale of the Payment Shares to be included would be materially detrimental to the remainder of the offerors.

                  In such an event the amount of Payment Shares and the amount of shares to be registered, if any, by the remainder of the offerors (other than Client), shall be proportionally reduced to a level acceptable to the managing underwriter of the Offering, who may reasonably refuse to have any shares registered.

         B. The shareholders desiring to sell shares of common stock pursuant to the registration rights granted herein shall provide Client with all reasonable information relating to such sale and on which Client shall be entitled to rely and to include such information in any such Registration Statement.

                  All sales pursuant to any such Registration Statement shall be made in accordance with the provision of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and Client shall not be required to include any such Payment
                  Shares in any registration until it has received written assurances reasonably satisfactory in form and substance to Client from the shareholders offering such Payment Shares that such sales shall be so conducted. All expenses incurred by Client in complying with the registration requirements hereof (except fees and disbursements of counsel for any shareholder and underwriting discounts, commissions, or similar expenses to be incurred in connection with the sale of Payment Shares) shall be borne by Client. On notice to any shareholder offering Payment Shares covered by a Registration Statement that such Registration Statement or prospectus relating thereto requires revision, such holder will immediately cease to make offers or sales pursuant to such Registration Statement and return all such Registration Statements and prospectuses to Client. All registration rights granted herein may apply only to shares of common stock issued by Client. Client is under no obligation to maintain the effectiveness of any Registration Statement for more than an aggregate of 90 days.



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

         C. In connection with the filing of any Registration Statement or offering statement under this section, Client covenants and agrees that it will take all necessary action which may be required in qualifying or registering the Payment Shares included in a Registration Statement or offering statement for the offer and sale under the securities or blue sky laws of such states as may be reasonably requested by the holders of the Payment Shares; provided, that Client shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

         D. In the event that the payment Shares are the subject of or are included in any Registration Statement or offering statement which is filed and becomes effective, Client agrees to utilize its best efforts to keep the same, including blue sky filings, for an effective period of not less than 90 days. The holders of the Payment Shares shall cooperate with Client and shall furnish such information as Client may reasonably request in connection with any such registration or offering statement hereunder, on which Client shall be entitled to rely.

         E. Client further agrees that in the event that counsel to Consultant is of the reasonable opinion that the Payment Shares may be transferred and/or sold in full compliance with the provisions of the Act, without the need for filing a Registration Statement, Client will fully cooperate in connection with such transfer and/or sale at Client's sole expense.

         F. Client further agrees and represents that while any of the Payment Shares are outstanding and held by Consultant or Consultant's affiliates, Client will timely file all reports and documents required under the Exchange Act and the Securities Act as well as such additional information as is necessary in order to allow the holder of the Payment Shares to rely upon the provisions of Rule 144 promulgated under the Securities Act with respect to the current public information requirements contained in Rule 144(c).

                  In the event of any registration of any Client common stock under the Securities Act pursuant to this Section 5, Client shall indemnify and hold harmless Consultant or any subsequent transferee of the Payment Shares against any losses, claims, damages or liabilities, joint or several, to which such holder may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder for any legal or any other expenses reasonably incurred by such holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Client shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Client by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder and shall survive the transfer of such securities by such holder and consummation of the transactions contemplated by this Agreement.


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

         Section 4 - Client's Representations

         Client represents, warrants and covenants to Consultant that each of the following are true and complete as of the date of this Agreement:

         A. Corporate Existence. Client is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation, with full corporate power and authority and all necessary governmental authorizations to own, lease and operate property and carry on its business as it is now being conducted. Client is duly qualified to do business in and is in good standing in every jurisdiction in which the nature of its business or the property owned or leased by it makes such qualifications necessary.

         B. Disclosure Documents. Client has or will cause to be delivered, concurrent with the execution of this Agreement, copies of its articles of incorporation and bylaws, each as amended and as in effect on the date hereof, and any documents that may be required to effectuate any transaction contemplated herein.

         C. Client's Capitalization. All of the shares to be issued hereunder have been, or will be at the time of issuance, duly authorized and validly issued, are fully paid and non assessable and will be issued to the Consultant free and clear of any liens, charges, encumbrances, security interests, options, rights or claims of others with respect thereto. There are no preemptive or similar rights on the part of any holder of any class of securities of Client. No options, warrants, calls, conversion, subscription or other rights, agreements or commitments of any kind obligating Client contingently, or otherwise, to issue or sell any shares of its capital stock of any class, or any securities convertible into or exchangeable for any such shares, are outstanding and no authorization therefor has been given. The shares are not subject to any contractual restrictions relating to their disposition. All voting rights are vested exclusively in the common stock of Client.

         D. Client's Authority for Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Client. This Agreement has been duly executed and delivered by Client and constitutes the valid and legally binding obligation of Client enforceable in accordance with its terms, except to the extent that enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in any violation of any provision of the Articles of Incorporation or Bylaws of Client. To the best of Client's knowledge, after due inquiry, the execution and delivery of this agreement and the consummation of the transaction contemplated herein will not conflict with any mortgage, indenture, lease, contract, commitment, agreement, or other instrument, permit, concession, grant, franchise, license, judgement, order, decree, statute, law, ordinance, rule or regulation applicable to Client or any of its properties or assets.

         E. Consents and Authorizations. No consent, approval, order or authorization of, or registration, declaration, compliance with or filing with, any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement to permit the consummation by Client of the


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

                  transactions contemplated herein or to prevent the termination of any material right, privilege, license or agreement of Client or to prevent any material loss to Client or the Client's business, by reason of the transactions contemplated herein.

         F. Compliance with Law. To the best of Client's knowledge, after due inquiry, Client is not in violation of or default under any statute, law, ordinance, rule, regulation, judgment, order, decree, permit, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties or business. There are no proceedings pending or threatened which may result in the revocation, cancellation, suspension, or any adverse modification of any permit, concession, grant, franchise, license or other governmental authorization or approval necessary for the conduct of Client's business or which question the validity of this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby. Client has all franchise, licenses, permits and other governmental approvals necessary to enable it to carry on its business as presently conducted, except where the failure to have such franchises, licenses or permits or other governmental approvals would not have, individually or in the aggregate, a material and adverse affect on Client's business.

         G. Minute Books and Stock Options. The minute books of Client contain full and complete minutes of all annual, special and other meetings (or written consents in lieu thereof) of the directors and committees of directors and shareholders of Client; the signatures on such minutes and written consents are the true signatures of the persons purporting to have signed them; and the stock ledger of Client with respect to shares of Client's common stock issued or transferred is complete and no documentary stamp taxes are required to be affixed and canceled in connection with the transfer or issuance of the shares.

         H. Nature of Representations. No representation or warranty made by Client in this Agreement, nor any document or information furnished or to be furnished by Client to the Consultant in connection with this Agreement, contains or will contain any untrue statement of material fact, or omits or will omit to state any material fact necessary to make the statements contained therein not misleading, or omits to state any material fact relevant to the transactions contemplated by this Agreement.

         I. Independent Legal and Financial Advice. Consultant is not a law firm, neither is it an accounting firm. Consultant does however work with professionals to better provide consulting services. Client represents that it has not nor will it rely upon any legal or financial representation made by Consultant, and that Client has and will continue to seek the independent advice of legal and financial counsel regarding all material aspects of the transactions contemplated by this Agreement, including the review of all documents provided by Consultant to Client and all opportunities Consultant introduces to Client. Client acknowledges that the attorneys, accountants and other advisors Consultant works with represent the interests of Consultant solely, and that no representation or warranty has been given to Client by Consultant as to any legal, tax, accounting, financial or other aspect of the transactions contemplated by this Agreement.


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

         Section 5 - Non-Circumvention

         Client agrees that Client will not enter into any merger with or acquisition of a Company, raise any funds for which Consultant provided services, or enter into any transaction involving a business opportunity or asset introduced to Client by Consultant, without compensating Consultant pursuant to this Agreement. Neither will Client terminate this Agreement solely as a means to avoid paying Consultant compensation earned or to be earned, or in any other way attempt to circumvent Consultant.

         Section 6 - Termination of Agreement by Consultant and by Client

         I.  Consultant may terminate this Agreement if the following occurs:

         A.       Payments due under this Agreement are not timely made.

         B. In the judgment of the Board of Directors of Consultant, Client's actions or conduct make it unreasonable for Consultant to perform under this Agreement. Such acts include, and are or may be perceived as being in the nature of, dishonesty, illegal activities, activities harmful to the reputation of the Consultant, and activities which may create civil or criminal liability for the Consultant.

         C. Consultant makes a bona fide decision to terminate its business and liquidate its assets.

         D. Client misrepresents its corporate standing, power to enter and bind itself to this Agreement, misrepresentation of its
                  Section 3 guarantees, or any other concealed or misrepresented material fact which would decrease the binding effect of this Agreement on Client.

         E. If after conduct of a due diligence investigation, Consultant concludes that an intended merger with or acquisition of a Company, public offering, or other action contemplated under this Agreement (the "Transaction"), is not viable, Consultant may give ten (10) days written notice to Client, stating in particular why the Transaction is not viable, and if after ten
                  (10) days of receipt of the written notice, Client insists that Consultant continue performance on the Transaction, Consultant may then terminate the Agreement.

         F. An unanticipated material change in either the market, Client or Consultant makes continued performance under this Agreement unreasonable.

         G.       Breach of any provision of this Agreement.

         H. Notwithstanding the termination of this Agreement, Consultant shall be entitled to receipt of all compensation owed pursuant to Section 2 up to the time of termination of this Agreement. Consultant shall also be entitled to any fees owed pursuant to
                  Section 2, should Client, subsequent to the termination of this Agreement, enter into any transaction contemplated pursuant to Section 2. Pursuant to Section 2, Consultant shall also be entitled to reimbursement of any expenses incurred, up to the time of termination of this Agreement along with any expenses incurred as a result of the termination.

         II. Client may terminate this Agreement under the following conditions:


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

         A. Consultant fails to follow Client's reasonable instructions. Client must advise Consultant that his actions or inactions are unacceptable and give Consultant thirty (30) days in which to comply. If Consultant fails to comply within thirty (30) days, Consultant may be terminated hereunder by Client's service of notice of termination to Consultant.

         B. If, in the judgment of the Board of Directors of Client, Consultant's actions or conduct would make it unreasonable to require Client to retain Consultant. Such acts include, and are in the nature of, dishonesty, illegal activities, activities harmful to the reputation of the Client, and activities which create civil or criminal liability for the Client.

         C. Notwithstanding the termination of this Agreement, Consultant shall be entitled to receipt of all compensation owed pursuant to Section 2 up to the time of termination of this Agreement. Consultant shall also be entitled to reimbursement of any expenses incurred, up to the time of termination of this Agreement, along with any expenses incurred as a result of the termination.

         Section 7 - Utilization of Attorneys

         Consultant utilizes attorneys to assist in preparing the documentation required to effectuate the transactions contemplated by this Agreement. The attorneys utilized by Consultant represent only Consultant, and Consultant's interest in providing consulting services and do not in anyway represent the interests of any party to this Agreement other than Consultant's. Client is advised, and has represented, that he will seek independent legal counsel to review all documentation provided to Client by Consultant.

         Section 8 - Nondisclosure of Confidential Information

         In consideration for the Client entering into this Agreement, Consultant agrees that the following items used in the Client's business are secret, confidential, unique, and valuable, were developed by Client at great cost and over a long period of time, and disclosure of any of the items to anyone other than clients' officers, agents, or authorized employees will cause Client irreparable injury.

         A.       Non-public  financial  information,   accounting  information,
                  plans of operations, possible mergers or acquisitions prior to the public announcement.

         B. Customer lists, call lists, and other confidential customer data;

         C.       Memoranda,   notes,   records  concerning  the  technical  and
                  creative processes conducted by Client;

         D. Sketches, plans, drawings and other confidential research and development data; or

         E.       Manufacturing   processes,    chemical   formulae,   and   the
                  composition of Client's products.

         Consultant shall have no liability to the Client with respect to the use or disclosure to others not party to this Agreement, of such information as Consultant can establish to:

         A.       have been publicly known;


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

         B. have become known, without fault on the part of Consultant, subsequent to disclosure by Client of such information to Consultant;

         C. have been otherwise known by Consultant prior to communication by the Client to Consultant of such information; or

         D.       have been  received  by  Consultant  at any time from a source
                  other  than  Client   lawfully   having   possession  of  such
                  information.

         Section 9 - Best Efforts

         Consultant agrees that it will at all times faithfully and to the best of its experience, ability and talents, perform all the duties that may be required of and from Consultant pursuant to the terms of this Agreement. Consultant does not guarantee that its efforts will have any impact on Client's business or that any subsequent financial improvement will result from Consultant's efforts.

         Section 10 - Client's Right to Approve Transaction

         Client expressly retains the right to approve, in its sole discretion, each and every transaction introduced by Consultant that involves Client as a party to any agreement. Consultant and Client mutually agree that Consultant is not authorized to enter into agreements on behalf of Client.

         Section 11 - Client Under No Duty or Obligation to Accept or Close  on
                      any Transactions

         It is mutually understood and agreed that Client is not obligated to accept or close any transaction submitted by Consultant.

         Section 12 - Place of Services

         The Consulting Services contemplated to be performed by Consultant will be performed through Consultant's offices; however, it is understood and expected that Consultant may make contacts with persons and entities in any other place deemed appropriate by Consultant.

         Section 13 - Nonexclusive Services

         Client acknowledges that Consultant is currently providing services of the same or similar nature to other parties and Client agrees that Consultant is not prevented or barred from rendering services of the same nature or a similar nature to any other individual or entity.

         Section 14 - All Prior Agreements Terminated

         This Agreement comprises the entire agreement and understanding between the parties hereto at the date of this Agreement as to the subject matter hereof and supersedes and replaces all proposals, prior negotiations and agreements, whether oral or written, between the parties hereto in connection with the subject matter hereof. None of the parties hereto shall be bound by any conditions, definitions, warranties or representations with respect to the subject matter of this Agreement other than as expressly provided in this Agreement unless the parties hereto subsequently agree to vary this Agreement in writing, duly signed by authorized representatives of the parties hereto.


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

         Section 15 - Consultant is not an Agent or Employee of Client

         Consultant's obligations under this agreement consist solely of the Consulting Services described herein. In no event shall Consultant be considered to act as the employee or agent of Client or otherwise represent or bind Client. For the purposes of this Agreement, Consultant is an independent contractor. All final decisions with respect to acts of Client or its affiliates, whether or not made pursuant to or in reliance on information or advice furnished by Consultant hereunder, shall be those of Client or such affiliates and Consultant, its employees or agents shall under no circumstances be liable for any expense incurred or loss suffered by Client as a consequence of such action or decisions.

         Section 16 - Disclosure of Documents

         Upon the execution of this Agreement, and prior to the consummation of the transactions contemplated herein, Client will provide Consultant, at Client's sole expense, audited financial statements in accordance with generally accepted accounting principles and financial documentation with respect to Client since the later of either the date of incorporation of Client or three
(3) years prior to the execution of this Agreement, other financial and corporate information, pro-forma, due-diligence, articles of incorporation, by-laws, business plans, proof of ownership of assets, accounts receivable, bank statements and copies of deeds, liens, mortgages, a certificate of good standing issued by Client's state of incorporation, and any other documents that may be reasonably required by Consultant to provide services to Client for the transactions contemplated herein. After review of the documents and information provided in this paragraph, or after review of the due diligence information requested by Client, Consultant or Client may make a determination that the transactions contemplated are not in their best interests and may terminate this Agreement with no further obligation.

         Section 17 - Continue Operations in Substantially Same Manner

         Client will not transfer, sell or hypothecate, assign or distribute any of the assets currently in its possession except upon the written notification to the parties to this Agreement, and will continue operations in substantially the same manner as it is presently functioning, until the closing of the transactions mutually acceptable to the parties are entered into and this agreement has been consummated.

         Section 18 - Miscellaneous

         A. Authority. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of the parties hereto.

         B. Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         C. Waiver. No term of this Agreement shall be considered waived and no breach excused by either party unless made in writing. No consent, waiver or excuse by either party, express or implied, shall constitute a subsequent consent, waiver or excuse.

         D.       Assignment:

                  (i) The rights and obligations of the Consultant under this Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. There shall be no rights of transfer or assignment of this Agreement by Client except with the prior written consent of the Consultant.

                  (ii) Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

         E. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the Unites States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal or when sent by facsimile transmission, charges prepaid provided that the communication is addressed:

                           (i)      In the case of Consultant to:

                                    Allen Wolfson
                                    268 West 400 South, Suite 300
                                    Salt Lake City, Utah 84101
                                    (801) 575-8073
                                    (801) 575-8092 (fax)

                           (ii)     In the Case of Client to:

                                    AmeriResource Technologies, Inc.
                                    P.O. Box 14748
                                    Shawnee Mission, Kansas 66285-4748
                                    (913) 859-9292
                                    (913) 859-9520


                  or to such other person or address designated by Client in writing to receive notice.

         F. Headings and Captions. The headings of paragraphs are included solely for convenience. If a conflict exists between any heading and the text of this Agreement, the text shall control.

         G. Entire Agreement. This instrument and the exhibits to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts but the aggregate of the counterparts together constitute only one and the same instrument.

         H. Effect of Partial Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal or unenforceable provisions.

         I. Controlling Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Utah, without regard to its law on the conflict of laws. Any dispute arising out of this Agreement shall be brought in a court of competent jurisdiction in Salt Lake County, Utah. The parties exclude any and all statutes, laws and treaties which would allow or require any dispute to be decided in another forum or by other rules of decision than provided in this Agreement.

         J. Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover actual attorney's fees, court costs, and other costs incurred in proceeding with the action from the other party. The attorney's fees, court costs or other costs, may be ordered by the court in its decision of any action described in this paragraph or may be enforced in a separate action brought for determining attorney's fees, court costs, or other costs. Should either party be represented by in-house counsel, all parties agree that party may recover attorney's fees incurred by that in-house counsel in an amount equal to that attorney's normal fees for similar matters, or, should that attorney not normally charge a fee, by the prevailing rate charged by attorneys with similar background in that legal community.

         K. Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         L. Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein.

         M. Indemnification. Client and Consultant agree to indemnify, hold harmless and, at the party seeking indemnification's sole option, defend the other from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties, court fees, and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from a breach of any representation, warranty, covenant condition or agreement of the other party to this Agreement. Neither party shall be responsible to the other party for any consequential or punitive damages.

         0. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

         P. Facsimile Counterparts. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date herein above written.




By:/s/ Allen Wolfson
   -----------------
      Allen Wolfson



By:/s/ Delmar Janovec
   ------------------
       Delmar Janovec, CEO
       AmeriResource Technologies, Inc.


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